SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2004
                                  ------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       1-31566                 42-1547151
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)



830 Bergen Avenue, Jersey City, New Jersey                        07306-4599
------------------------------------------                    ------------------
 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.         Other Events and Required FD Disclosure

     On July 9, 2004, Provident Financial Services, Inc. and First Sentinel Bancorp, Inc. issued a joint press release announcing the preliminary results of elections made by First Sentinel stockholders as to the form of merger consideration to be received in the pending merger of First Sentinel with and into Provident. The joint press release also announced the preliminary results of the allocation and proration procedures set forth in the Agreement and Plan of Merger. A copy of the joint press release, dated as of July 9, 2004, is attached hereto as Exhibit 99.1.


Item 7.         Financial Statements and Exhibits

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

                Exhibit No.             Description
                -----------             -----------
                   99.1                 Joint press release dated July 9, 2004




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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 PROVIDENT FINANCIAL SERVICES, INC.



DATE:  July 9, 2004          By  /s/Paul M. Pantozzi
                                 ----------------------------------
                                 Paul M. Pantozzi
                                 Chairman, Chief Executive Officer and President




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


                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------
99.1            Joint press release dated July 9, 2004.












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